Citizens Bank

25 February 2010

Premier Packaging Corporation

Dear Sirs,

**Our Reference: CMD03561**

**Re: USD Amortizing Interest Rate Swap**

The purpose of this document is to set forth the terms and conditions of the transaction entered into between RBS Citizens, N.A. and Premier Packaging Corporation on the Trade Date specified below (the "Transaction"). This document will constitute a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 2006 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation evidences a complete and binding agreement between Counterparty and RBS Citizens, N.A. as to the terms of the Transaction to which this Confirmation relates. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 29 January 2010 between Premier Packaging Corporation and RBS Citizens, N.A as the same may be amended and supplemented from time to time (the "Agreement").

In the event of any inconsistency between the provisions of the Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

The terms of the particular Transaction to which this Confirmation relates are as follows:

| | |
|---|---|
| Notional Amount | Please see Notional Schedule below |
| Trade Date | 24 February 2010 |
| Effective Date | 24 February 2010 |

Citizens Bank

| | |
|---|---|
| Termination Date | 12 February 2013, subject to adjustment in accordance with the Modified Following Business Day Convention |
| <u>Fixed Amounts</u> | |
| Fixed Rate Payer | Premier Packaging Corporation |
| Fixed Rate Payer Payment Dates | The 1st day of each month, commencing 01 March 2010 to and including 01 February 2013, and the Termination Date, subject to adjustment in accordance with the Business Day Convention. |
| Fixed Rate | 1.85 pct |
| Fixed Rate Day Count Fraction | Act/360 |
| Business Days for Fixed Amounts | New York and London |
| <u>Floating Amounts</u> | |
| Floating Rate Payer | RBS Citizens, N.A. |
| Floating Rate Payer Payment Dates | The 1st day of each month, commencing 01 March 2010 to and including 01 February 2013, and the Termination Date, subject to adjustment in accordance with the Business Day Convention. |
| Floating Rate Option | USD-LIBOR-BBA |
| Floating Rate for Initial Calculation Period | .0219650 pct |

Citizens Bank

| | |
|---|---|
| Designated Maturity | 1 month |
| Spread | None |
| Floating Rate Day Count Fraction | Act/360 |
| Compounding | Inapplicable |
| Reset Dates | The first day of each Calculation Period |
| Business Days for Floating Amounts | New York and London |
| Calculation Agent | RBS Citizens, N.A. |

Notwithstanding anything to the contrary in the ISDA Master Agreement, and so long as no Event of Default or Termination Event shall have occurred and then be continuing with respect to the Counterparty, the parties hereto agree that (i) the Counterparty may terminate this Transaction by at least 5 Business days prior notice to Citizens of its intention to do so, designating an Early Termination Date not sooner than 5 days from the date of such notice, and (ii) Citizens may terminate this Transaction upon the termination of Citizens' obligation to extend credit to the Counterparty under any Credit Support Document for any reason (including as a result of a pre-payment of borrowed money by the Counterparty) or in the event that any collateral which secures the performance obligations of the Counterparty under any Credit Support Document becomes unavailable to secure or ceases to secure the Counterparty's obligation under the ISDA Master Agreement, in either case, designating an Early Termination Date not sooner than the occurrence of the relevant condition described in this subsection (ii), whereupon, in the event of either (i) or (ii) herein, (a) the obligations of the parties to make any further payments under Section 2(a)(i) of the Agreement in respect of such Transaction shall terminate, (b) the Calculation Agent shall determine a Settlement Amount in accordance with the provisions of the ISDA Master Agreement and provide a statement with respect thereto, and (c) a termination payment shall be made on or as soon after the Early Termination Date as practicable as if such Transaction were a Terminated Transaction and there were two Affected Parties.

Account Details

**Citizens Bank**

Payments to Premier Packaging Corporation

| | |
|---|---|
| Bank Name: | RBS Citizens NA |
| Account Number: | 4009651074 |
| Account Name: | Premier Packaging Corporation |
| ABA Number: | 021313103 |

Offices

| | |
|---|---|
| The Office of RBS Citizens, N.A. for the Transaction is | Providence |
| The Office of Premier Packaging Corporation for the Transaction is | Victor |

Each party represents to the other party on the Trade Date of this Transaction that (in the absence of a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Transaction):-

(a) *Non-Reliance.* It is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying, and has not relied, on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction, no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

(b) *Assessment and Understanding.* It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the risks of this Transaction.

(c) *Status of Parties.* The other party is not acting as a fiduciary for or an adviser to it in respect of this Transaction.

**Citizens Bank**

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Transaction. No hard Copy will follow.

In the event that you disagree with any part of this Confirmation, please notify us via the contact details below, so that the discrepancy may be quickly resolved. All inquiries regarding confirmations, payments and/or rate re-settings should be sent to:

RBS Citizens, N.A.
One Citizens Plaza
Providence, RI 02903
Attn: Interest Rate Risk Management
Phone 401-282-1126 or 401-282-1809
Fax 401-282-7718

We are pleased to have completed this Transaction and look forward to dealing with you again in the near future.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation enclosed for that purpose and returning it to us via fax at the number listed above.

For and on behalf of RBS Citizens, N.A.

By: [signature]
Name: Elizabeth Magalhaes
Title: Treasury Operations Specialist

Premier Packaging Corporation

By: [signature]
Name: Philip Jones
Title: CFO

Citizens Bank

**Notional Schedule - CMD03561**

| Period | Notional Amount |
|---|---|
| 24 February 2010 - 01 March 2010 | USD 1,500,000.00 |
| 01 March 2010 - 01 April 2010 | USD 1,475,000.00 |
| 01 April 2010 - 04 May 2010 | USD 1,450,000.00 |
| 04 May 2010 - 01 June 2010 | USD 1,425,000.00 |
| 01 June 2010 - 01 July 2010 | USD 1,400,000.00 |
| 01 July 2010 - 02 August 2010 | USD 1,375,000.00 |
| 02 August 2010 - 01 September 2010 | USD 1,350,000.00 |
| 01 September 2010 - 01 October 2010 | USD 1,325,000.00 |
| 01 October 2010 - 01 November 2010 | USD 1,300,000.00 |
| 01 November 2010 - 01 December 2010 | USD 1,275,000.00 |
| 01 December 2010 - 04 January 2011 | USD 1,250,000.00 |
| 04 January 2011 - 01 February 2011 | USD 1,225,000.00 |
| 01 February 2011 - 01 March 2011 | USD 1,200,000.00 |
| 01 March 2011 - 01 April 2011 | USD 1,175,000.00 |
| 01 April 2011 - 03 May 2011 | USD 1,150,000.00 |
| 03 May 2011 - 01 June 2011 | USD 1,125,000.00 |
| 01 June 2011 - 01 July 2011 | USD 1,100,000.00 |
| 01 July 2011 - 01 August 2011 | USD 1,075,000.00 |
| 01 August 2011 - 01 September 2011 | USD 1,050,000.00 |
| 01 September 2011 - 03 October 2011 | USD 1,025,000.00 |
| 03 October 2011 - 01 November 2011 | USD 1,000,000.00 |
| 01 November 2011 - 01 December 2011 | USD 975,000.00 |
| 01 December 2011 - 03 January 2012 | USD 950,000.00 |
| 03 January 2012 - 01 February 2012 | USD 925,000.00 |
| 01 February 2012 - 01 March 2012 | USD 900,000.00 |
| 01 March 2012 - 02 April 2012 | USD 875,000.00 |
| 02 April 2012 - 01 May 2012 | USD 850,000.00 |
| 01 May 2012 - 01 June 2012 | USD 825,000.00 |
| 01 June 2012 - 02 July 2012 | USD 800,000.00 |

Citizens Bank

| | |
|---|---|
| 02 July 2012 - 01 August 2012 | USD 775,000.00 |
| 01 August 2012 - 04 September 2012 | USD 750,000.00 |
| 04 September 2012 - 01 October 2012 | USD 725,000.00 |
| 01 October 2012 - 01 November 2012 | USD 700,000.00 |
| 01 November 2012 - 03 December 2012 | USD 675,000.00 |
| 03 December 2012 - 02 January 2013 | USD 650,000.00 |
| 02 January 2013 - 01 February 2013 | USD 625,000.00 |
| 01 February 2013 - 12 February 2013 | USD 600,000.00 |

All dates are subject to adjustment in accordance with the Modified Following Business Day Convention